UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 ______________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2014

PhotoMedex, Inc.
 (Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets.

On May 13, 2014, PhotoMedex, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that as of May 12, 2014, the Company closed its acquisition of LCA-Vision, Inc. ("LCA").

This Form 8-K/A amends the Form 8-K the Company filed on May 13, 2014 to include LCA’s historical consolidated financial statements and the Company’s unaudited pro forma condensed consolidated financial statements giving effect to the acquisition, each for the year ended December 31, 2013 and for the three months ended March 31, 2014.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

LCA’s audited historical consolidated financial statements for the years ended December 31, 2013 and 2012 are incorporated by reference into this Form 8-K/A from Item 8 of LCA’s Form 10-K filed on March 12, 2014.

LCA’s unaudited historical consolidated financial statements for the three months ended March 31, 2014 are incorporated by reference into this Form 8-K/A from Part I, Item 1 of LCA’s Form 10-Q filed on May 8, 2014.

(b)           Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information related to the LCA acquisition is attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014;

(ii)	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013; and

(iii)	Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2014.

(d)           Exhibits.

The following exhibits are being filed as part of this Current Report on Form 8-K/A pursuant to Item 2.01 and shall not be deemed to be “filed”:

Exhibit Number   Description

99.1        Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date:	July 28, 2014	By:	/s/ Dolev Rafaeli
Dolev Rafaeli
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS issued by PhotoMedex, Inc.